UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 15, 2009 (May 11, 2009)

ANADARKO PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices including Zip Code)

(832) 636-1000

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 11, 2009, Anadarko Petroleum Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with UBS Securities LLC and Barclays Capital Inc., relating to the public offering of 30,000,000 shares of the Company’s common stock, $0.10 par value (the “Common Stock”) at the public offering price less underwriting discounts and commissions. Pursuant to the Underwriting Agreement, the Company has also granted the underwriters a 30-day option to purchase up to an additional 4,500,000 shares of Common Stock at the same price.

The transaction under the Underwriting Agreement closed on May 15, 2009. The net proceeds from the sale of the Common Stock sold pursuant to the Underwriting Agreement (assuming no exercise of the underwriters’ option to purchase additional shares) are approximately $1.3 billion (after deducting underwriting discounts and commissions and estimated expenses).

The offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-137183), which became effective upon filing by the Company with the Securities and Exchange Commission on September 8, 2006.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the underwriter, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Relationships

The underwriters and certain of their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to us and our affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Document

1.1	Underwriting Agreement, dated May 11, 2009, by and among the Company, UBS Securities LLC and Barclays Capital Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION
(Registrant)
Dated: May 15, 2009
	By:	/s/ Robert K. Reeves
Robert K. Reeves
Senior Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Document

1.1	Underwriting Agreement, dated May 11, 2009, by and among the Company, UBS Securities LLC and Barclays Capital Inc.